SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act
                                    of 1934

                         Date of Report - MARCH 2, 2000

                           Commission File No. 0-24684

                             LONE WOLF ENERGY, INC.
                 (Name of small business issuer in its charter)

                                    Colorado
         (State or other jurisdiction of Incorporation or Organization)

                                   73-1550360
                      (IRS Employer Identification Number )

                               2400 NW 30th, #814
                          0klahoma City, Oklahoma 73112
                                 (405) 946-4850
        (Address, including zip code and telephone number, including area
                     Code of registrant's executive offices)



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Item 2.

     On February 18, 2000 Lone Wolf Energy, Inc. agreed to terminate its Master Equipment Sales agreement entered into on February 26, 1999 with Eagle Capital International, Ltd. Under the terms of the termination Lone Wolf is to be paid $1,000,000 by Eagle on March 31, 2000. Simultaneous with this termination Lone Wolf entered into an amendment of its Installment Sales Agreement with Eagle dated February 26, 1999. Under this amendment, Eagle paid $500,000 at closing and installments are due of $50,000 on February 25, 2000 and $75,000 on June 10, 2000.



SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   LONE WOLF ENERGY, INC.

                                                   /s/ Douglas A. Newman

                                                   _____________________________
                                                   By: Douglas A. Newman, Sec,y

Date:  March 2, 2000


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